Short-Term Borrowings	12 Months Ended
Dec. 31, 2012
Short-Term Borrowings and Notes Payable [Abstract]
Short-Term Borrowings

Note 11:	Short-Term Borrowings

($ in thousands)	2012	2011

Securities sold under repurchase agreements - retail	$10,333	$13,779
Securities sold under repurchase agreements - broker	-	5,000

Total short-term borrowings	$10,333	$18,779

At both December 31, 2012 and 2011, State Bank had $11.5 million in federal funds lines, of which $0 was drawn upon.

State Bank has retail repurchase agreements to facilitate cash management transactions with commercial customers.  These obligations are secured by agency and mortgage-backed securities and such collateral is held by Wilmington Trust Company.  At December 31, 2012, retail repurchase agreements totaled $10.3 million.  The maximum amount of outstanding agreements at any month end during 2012 and 2011 totaled $15.0 million and $15.2 million, respectively, and the monthly average of such agreements totaled $12.6 million and $13.2 million, respectively.  The agreements at December 31, 2012 and 2011 mature within one month.

State Bank also had a repurchase agreement during 2012 with a brokerage firm who was in possession of the underlying securities.  This repurchase agreement matured on July 10, 2012 and the securities were returned to State Bank on the repurchase date.  The maximum amount of outstanding agreements at any month-end during 2012 and 2011 totaled $5.0 million and $35 million, respectively, and the monthly average of such agreements totaled $2.6 million and $18.1 million, respectively.